UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2015

GLOBE SPECIALTY METALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-34420	20-2055624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Ave, Suite 1500

Miami, FL 33131

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (786) 509-6900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 23, 2015, Globe Specialty Metals, Inc., a Delaware corporation (the “Company” or “Globe”), completed its previously announced business combination (“Business Combination”) with Grupo FerroAtlántica, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima (“FerroAtlántica”) and a wholly owned subsidiary of Grupo Villar Mir, S.A.U., a Spanish public limited company in the form of a sociedad anónima (“Grupo VM”), under Ferroglobe PLC, a public limited company incorporated under the laws of England (originally incorporated as VeloNewco Limited, a private limited company) (“Ferroglobe”).

The Business Combination Agreement was entered into on February 23, 2015, by and among the Company, Grupo VM, FerroAtlántica, Ferroglobe and Gordon Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Ferroglobe (“Merger Sub”) (the “Original Business Combination Agreement”). The Original Business Combination Agreement was amended and restated on May 5, 2015, and was further amended on September 10, 2015 and November 11, 2015 (as so amended, the “BCA”).

Pursuant to the terms of the BCA, on December 23, 2015, Ferroglobe acquired from Grupo VM all of the issued and outstanding ordinary shares (acciones), par value €1,000 per share, of FerroAtlántica in exchange for an aggregate of 98,078,161 newly issued Ferroglobe Class A ordinary shares, which resulted in FerroAtlántica becoming a wholly owned subsidiary of Ferroglobe (the “Stock Exchange”). After consummation of the Stock Exchange, Merger Sub merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Ferroglobe (the “Merger”). Pursuant to the Merger, each share of common stock, par value $0.0001 per share (the “Globe Common Stock”), of the Company was converted into the right to receive one Ferroglobe ordinary share (each a “Ferroglobe Ordinary Share”).

The issuance of Ferroglobe Ordinary Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Ferroglobe’s registration statement on Form F-4 (File No. 333-203921) filed with the United States Securities and Exchange Commission (“SEC”) on May 6, 2015 (as amended, the “Registration Statement”), and declared effective on August 11, 2015. The definitive proxy statement/prospectus of Globe and Ferroglobe, dated August 11, 2015, as supplemented on August 26, 2015 and September 11, 2015, that forms a part of the Registration Statement contains additional information about the Business Combination and the other transactions contemplated by the BCA, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Ferroglobe, Globe and FerroAtlántica in the Business Combination.

Ferroglobe Ordinary Shares were approved for listing on The NASDAQ Global Market (“NASDAQ”) trading under the symbol “GSM.” Prior to the Business Combination, shares of Globe Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ under the ticker symbol “GSM.” The shares of Globe Common Stock were suspended from trading on the NASDAQ prior to the open of trading on December 24, 2015. The Company intends to file a Form 15 with the SEC to terminate the registration of the shares of Globe Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

The foregoing description of the BCA and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Business Combination Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company as of May 5, 2015 and incorporated herein by reference, the full text of the First Amendment to Amended and Restated Business Combination Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company as of September 11, 2015 and incorporated herein by reference, and the full text of the Letter Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed by the Company as of November 12, 2015 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Business Combination, shares of Globe Common Stock were registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ under the ticker symbol “GSM.” As a result of the Business Combination, each share of Globe Common Stock was converted into the right to receive one Ferroglobe Ordinary Share. The shares of Globe Common Stock were suspended from trading on NASDAQ effective as of the opening of trading on December 24, 2015. NASDAQ has filed a Form 25 on the Company’s behalf to withdraw shares of Globe Common Stock from listing and terminate the registration of such shares under Section 12(b) of the Exchange Act. The Company intends to file a Form 15 with the SEC to terminate the registration of the shares of Globe Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Securityholders.

In connection with the Business Combination, on December 23, 2015, each share of Globe Common Stock was converted into the right to receive one Ferroglobe Ordinary Share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of and in connection with the Merger (and not because of any disagreement with the Company), the current directors of Globe (other than Alan Kestenbaum) ceased to serve as directors of Globe.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2015, in connection with the consummation of the Merger, the Company amended and restated its Amended and Restated Certificate of Incorporation. Effective that same date, the Company amended and restated its Amended and Restated Bylaws to be identical to the bylaws of Merger Sub. The Amended and Restated Certificate of Incorporation of Globe and the Amended and Restated Bylaws of Globe are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Prior to the Merger, Globe’s fiscal year ended on June 30 of each year. After the consummation of and in connection with the Merger, the Company will change its fiscal year end to December 31 of each year.

Item 8.01. Other Events.

On December 23, 2015, the Company issued a press release announcing the consummation of the Business Combination, attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Descriptions

3.1	Amended and Restated Certificate of Incorporation of Globe Specialty Metals, Inc.

3.2	Amended and Restated Bylaws of Globe Specialty Metals, Inc.

99	Press Release, dated December 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Date: December 23, 2015	By:	/s/ Stephen Lebowitz
Name: Stephen Lebowitz Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Descriptions

3.1	Amended and Restated Certificate of Incorporation of Globe Specialty Metals, Inc.

3.2	Amended and Restated Bylaws of Globe Specialty Metals, Inc.

99	Press Release, dated December 23, 2015